UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2005

INTERMAGNETICS GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11344	14-1537454
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Old Niskayuna Road
Latham, New York 12110
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Back to Cover

Section 1 - Registrant’s Business and Operations.

Item 1.01           Entry into a Material Definitive Agreement.

          On March 14, 2005, the Board of Directors of Intermagnetics General Corporation (the “Company”), authorized certain performance-based restricted stock unit awards for the Company’s senior management.  In doing so, the Board authorized the execution of certain Restricted Stock Unit Agreements with the Company’s Chief Executive Officer, Chief Financial Officer and certain other executive officers of the Company.  On April 13, 2005, the Board of Directors authorized a similar performance-based restricted stock unit award for Leo Blecher, president of the Company’s MRI Segment.  Mr. Blecher did not receive an award in the March 14 resolution.  The number of units granted and the terms of the grant are more fully described in the exhibits attached to this report.

          In addition, on April 13, 2005, the Board authorized the granting of certain restricted stock units to Michael Mainelli, the recently hired president of the Company’s Medical Device Segment.  The number of units granted and the terms of the grant are more fully described in the exhibits attached to this report.

Section 9 -- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

The following Exhibits are filed with this Form 8-K.

Exhibit No.	Description

10.1	Performance Based Restricted Stock Unit Agreement between Leo Blecher and Intermagnetics General Corporation dated April 13, 2005.
10.2	Performance Based Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General Corporation dated April 13, 2005.
10.3	Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General Corporation dated April 13, 2005.
10.4*	2000 Stock Option and Stock Award Plan, as amended and restated as of November 16, 2004.

* Incorporated herein by reference to Annex D to the Proxy Statement (DEF 14a) filed with the Securities and Exchange Commission on September 27, 2004.

Back to Cover

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMAGNETICS GENERAL CORPORATION

Date: April 19, 2005	By:	/s/Michael K. Burke

Michael K. Burke Executive Vice President and Chief Financial Officer

Back to Cover

Exhibit Index

Exhibit No.	Description

10.1	Performance Based Restricted Stock Unit Agreement between Leo Blecher and Intermagnetics General Corporation dated April 13, 2005.
10.2	Performance Based Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General Corporation dated April 13, 2005.
10.3	Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General Corporation dated April 13, 2005.
10.4*	2000 Stock Option and Stock Award Plan, as amended and restated as of November 16, 2004.

* Incorporated herein by reference to Annex D to the Proxy Statement (DEF 14a) filed with the Securities and Exchange Commission on September 27, 2004.